UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2005

PINNACLE DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-16103	31-1263732
(Commission File Number)	(I.R.S. Employer Identification No.)

6600 Port Road, Groveport, Ohio	43125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 748-1150

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.	Results of Operations and Financial Condition

Item 9.01.	Financial Statements and Exhibits

Signature

Exhibit 99

ITEM 2.02. Results of Operations and Financial Condition

On July 27, 2005, the Company issued a press release and other financial information regarding its results for the second quarter ended June 30, 2005. The press release and other financial information are attached hereto as Exhibit 99.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibit Index

99	Press Release of Pinnacle Data Systems, Inc. dated July 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.

Date: July 27, 2005	By	/s/ Michael R. Sayre
Michael R. Sayre
Executive Vice President and Chief Financial Officer